UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 29, 2007
CONIHASSET CAPITAL
PARTNERS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-52011 (Commission File Number)	20-4414490 (I.R.S. Employer Identification No.)
Two International Place, 16th Floor
Boston, MA 02110
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (617) 235-7215
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

MRO INTEGRATED SOLUTIONS, LLC
NOTES TO FINANCIAL STATEMENTS
FOR THE PERIODS ENDED JUNE 29, 2007 AND JUNE 30, 2006

Item 2.01 Completion of Acquisition or Disposition of Assets.

On June 13, 2007, Conihasset Capital Partners, Inc. (the “Company”) and Thomas Melina (the “Seller”), President and sole shareholder of MRO Integrated Solutions, LLC (the “Subsidiary”), a Connecticut limited liability company that specializes in spares and consumable products, entered into a purchase agreement (the “Purchase Agreement”) for the purchase of all of the outstanding membership interests of the Subsidiary.

On June 29, 2007 (the “Closing Date”), the Company completed the purchase from the Seller of one hundred percent (100%) of the outstanding membership interests of the Subsidiary. In consideration for such purchase, the Company agreed, pursuant to arm’s length negotiations, to pay and deliver on the Closing Date a purchase price of $1.5 million in the form of the issuance to the Seller of 300,000 shares of the Company’s common stock at a price of $5.00 per share, and the conversion by the Subsidiary of a convertible subordinated promissory note in the amount of $1.5 million held by the Company. In addition, the Seller will remain the President of the Subsidiary.

The Purchase Agreement also contains representations, warranties, covenants and indemnities. The full text of the Purchase Agreement is attached as Exhibit 2.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(a)-(b) Financial Statements of the Business Acquired; Pro forma Financial Information.

The Company has included below the following financial statements of the Subsidiary required as a result of the Purchase Agreement:

•	MRO Integrated Solutions, LLC Financial Statements as of and for the year ended December 31, 2006 and for the period from inception (April 18, 2005) to December 31, 2005; and
•	MRO Integrated Solutions, LLC Financial Statements as of and for the period ended June 29, 2007 (prior to its acquisition) and June 30, 2006.

MRO INTEGRATED SOLUTIONS, LLC
FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 AND FOR THE YEAR THEN ENDED AND FOR THE PERIOD FROM INCEPTION (APRIL 18, 2005) TO DECEMBER 31, 2005

MRO INTEGRATED SOLUTIONS, LLC
INDEX OF FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 AND FOR THE YEAR THEN ENDED AND FOR THE PERIOD FROM INCEPTION (APRIL 18, 2005) TO DECEMBER 31, 2005

Page Number

Independent Auditors’ Report	3

Balance Sheet
• As of December 31, 2006	4

Statements of Operations
• For the year ended December 31, 2006 and for the period from inception (April 18, 2005) to December 31, 2005	5

Statement of Changes in Members’ Deficit
• For the year ended December 31, 2006 and for the period from inception (April 18, 2005) to December 31, 2005	6

Statements of Cash Flows
• For the year ended December 31, 2006 and for the period from inception (April 18, 2005) to December 31, 2005	7

Notes to Financial Statements	8

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Members
MRO Integrated Solutions, LLC

We have audited the accompanying balance sheet of MRO Integrated Solutions, LLC (the “Company”) as of December 31, 2006, and the related statements of operations, changes in members’ deficit and cash flows for the year ended December 31, 2006 and for the period from inception (April 18, 2005) to December 31, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, based on our audits, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2006, and the results of its operations and its cash flows for the year ended December 31, 2006 and for the period from inception (April 18, 2005) to December 31, 2005 in conformity with accounting principles generally accepted in the United States of America.

ARTICLE I.	MASSELLA & ASSOCIATES, CPA, PLLC
Syosset, New York
September 14, 2007

MRO INTEGRATED SOLUTIONS, LLC
BALANCE SHEET
December 31, 2006

ASSETS
CURRENT ASSETS
Cash	$300,228
Accounts receivable, net	186,298
Inventory	129,339
Prepaid expenses	7,095
Total current assets	622,960

Property and equipment, net	36,714
Deferred financing fees, net	58,000
Security deposit	11,713

TOTAL ASSETS	$729,387

LIABILITIES AND MEMBERS' DEFICIT
CURRENT LIABILITIES
Convertible note payable-related party	$1,000,000
Accounts payable	85,186
Accrued expenses	66,782
Current portion of capital lease obligation	3,715

Total current liabilities	1,155,683

Long-term portion of capital lease obligation	6,869

TOTAL LIABILITIES	1,162,552

COMMITMENTS AND CONTINGENCIES

MEMBERS' DEFICIT	(433,165)

TOTAL LIABILITIES AND MEMBERS' DEFICIT	$729,387

The accompanying notes are an integral part of these financial statements.

MRO INTEGRATED SOLUTIONS, LLC
STATEMENTS OF OPERATIONS

		For the Period
		from Inception
	For the Year	(April 18, 2005)
	Ended	to
	December 31,	December 31,
	2006	2005

Net sales	$380,763	$1,818

Cost of goods sold	320,221	2,958

GROSS PROFIT (LOSS)	60,542	(1,140)

Selling, general and administrative expenses	412,703	168,601

LOSS FROM OPERATIONS	(352,161)	(169,741)

Interest and financing expense	152,149	-

NET LOSS	$(504,310)	$(169,741)

The accompanying notes are an integral part of these financial statements.

MRO INTEGRATED SOLUTIONS, LLC
STATEMENT OF CHANGES IN MEMBERS' DEFICIT
FOR THE YEAR ENDED DECEMBER 31, 2006 AND FOR THE PERIOD FROM INCEPTION (APRIL 18, 2005) TO DECEMBER 31, 2005

	Units	Amount
Balance - April 18, 2005 - inception	-	$-

Contributions (including purchase of 100 membership units)	100	259,718

Distributions	-	(37,605)

Net loss	-	(169,741)

Balance - December 31, 2005	100	$52,372

Contributions	-	214,174

Distributions	-	(195,401)

Net loss	-	(504,310)

Balance - December 31, 2006	100	$(433,165)

The accompanying notes are an integral part of these financial statements.

MRO INTEGRATED SOLUTIONS, LLC

STATEMENTS OF CASH FLOWS

		For the Period
		from Inception
	For the Year	(April 18, 2005)
	Ended	to
	December 31,	December 31,
CASH FLOWS FROM OPERATING ACTIVITIES	2006	2005
Net loss	$(504,310)	$(169,741)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	8,761	5,186
Amortization of deferred financing fees	2,000	-
Changes in operating assets and liabilities:
Accounts receivable	(186,157)	(141)
Inventory	(125,790)	(3,549)
Prepaid expenses	(1,353)	(5,742)
Accounts payable	83,685	1,501
Accrued expenses	62,787	3,995

NET CASH USED IN OPERATING ACTIVITIES	(660,377)	(168,491)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	-	(38,901)
Payments of security deposits	-	(11,713)

NET CASH USED IN INVESTING ACTIVITIES	-	(50,614)

CASH FLOWS FROM FINANCING ACTIVITIES
Gross proceeds from convertible notes payable - related party	1,000,000	-
Deferred financing fee in connection with convertible notes payable	(60,000)	-
Proceeds from note payable	250,000	-
Principal payment of note payable	(250,000)	-
Contributions by member	214,174	259,718
Distributions to member	(195,401)	(37,605)
Payments of capital lease obligations	(1,176)	-

NET CASH PROVIDED BY FINANCING ACTIVITIES	957,597	222,113

NET INCREASE IN CASH	297,220	3,008

CASH - BEGINNING OF YEAR/PERIOD	3,008	-

CASH - END OF YEAR	$300,228	$3,008

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid for interest	$100,294	$-

NON-CASH INVESTING AND FINANCING ACTIVITIES
Purchase of equipment through capital lease obligation	$11,760	$-

1.	ORGANIZATION AND NATURE OF BUSINESS

MRO Integrated Solutions, LLC was incorporated as Logistics Supply Company, LLC in the State of Connecticut on April 18, 2005. On August 5, 2005, Logistics Supply Company, LLC legally changed its name to MRO Integrated Solutions, LLC. MRO Integrated Solutions, LLC merged into MRO Integrated Solutions of Delaware, LLC on August 28, 2007 and continues to operate under the name MRO Integrated Solutions, LLC (“MRO” or the “Company”). The purpose of this transaction was to effectuate a change in location of incorporation to Delaware (see note 12).

MRO is headquartered in Shrewsbury, Massachusetts (“MA”) and purchases spare, consumable maintenance and repair parts and resells them directly to semiconductor fabrication facilities.

On June 29, 2007, MRO became a wholly owned subsidiary of Conihasset Capital Partners, Inc. (“CCP”) (see note 12).

2.	LIQUIDITY AND FINANCIAL CONDITION

The Company incurred net losses of $504,310 and $169,741 for the year ended December 31, 2006 and for the period from inception (April 18, 2005) to December 31, 2005, respectively. At December 31, 2006, the Company's members’ deficit amounted to $433,165.

During the year ended December 31, 2006, the Company obtained $1,000,000 in gross proceeds from certain debt financing transactions with CCP (see note 7). On May 18, 2007, the Company obtained an additional $500,000 in gross proceeds from CCP, less $15,000 in financing costs (see note 12). On June 29, 2007, the Company was acquired by CCP (see note 12).

Management believes the funds the Company expects to generate from operations, and CCP’s ability to raise additional capital, will sustain the business through December 31, 2007. In the event that the Company is required to obtain additional capital subsequent to 2007, the Company cannot provide any assurance that it will secure any commitments for new financing on acceptable terms, if at all.

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash

The Company places its cash with high quality financial institutions, which at times may exceed federal insured limits. The Company has not experienced any losses on these accounts and believes such risk is minimal.

Allowance for Doubtful Accounts

The Company sells its product throughout the United States of America. Credit is extended to customers only after an evaluation of the customer’s financial condition and generally collateral is not required. Since its inception, the Company has not had any write-offs of its trade accounts receivable. Based on historical collection activity, management determined it is not necessary to establish an allowance for doubtful accounts as of December 31, 2006.

Inventory

Inventory is stated at the lower of cost or market. Cost is determined using the first-in, first-out method. Inventory consists of semiconductor spare and consumable parts.

MRO INTEGRATED SOLUTIONS, LLC
NOTES TO FINANCIAL STATEMENTS
FOR THE PERIODS ENDED JUNE 29, 2007 AND JUNE 30, 2006

Deferred Financing Costs

The Company incurred $60,000 in financing costs in connection with its entering into various convertible promissory notes during the year ended December 31, 2006. In accordance with Statement of Financial Accounting Standards (“SFAS”) No. 91, “Accounting for Nonrefundable Fees and Costs Associated with Originating or Acquiring Loans and Initial Direct Costs of Leases”, the Company has determined that even though the notes are due on demand, they will amortize these financing costs over the maximum life of the loans based on there being no understanding between the Company and the lender as to the length of time over which the loan would be outstanding. Any unamortized balance will be written-off in the event that the loans are repaid or converted prior to maturity. For the year ended December 31, 2006, the Company amortized $2,000 of deferred financing fees and had a remaining unamortized balance of $58,000.

Property and Equipment

Property and equipment are stated at cost less accumulated depreciation, and are depreciated over the estimated useful life of the related asset. Depreciation is computed by the straight line method. Equipment acquired under capital leases are depreciated over the estimated useful life of the asset. The estimated useful lives used in computing depreciation are summarized as follows:

Years of
Useful Life

Office furniture	5
Computer equipment	5
Equipment acquired under capital lease	5

Maintenance and repairs of property and equipment are charged to operations, and major improvements are capitalized. Upon retirement, sale, or other disposition of property and equipment, the costs and accumulated depreciation are eliminated from the accounts, and any resulting gain or loss is included in results of operations.

Fair Value of Financial Instruments

The fair value of financial instruments is the amount for which the instrument could be exchanged in a current transaction between willing parties. At December 31, 2006, the carrying values of cash, accounts receivable, inventory, accounts payable, accrued expenses, and convertible note payable approximated their respective fair values because of the short duration of these instruments. Additionally, it is management’s opinion that the Company is not exposed to significant interest rate or credit risks arising from these instruments.

Revenue Recognition

The Company generates revenue from sales of its products to semiconductor fabrication facilities. The Company sells its products directly to third parties and to other distributors. The Company also provides warehousing services for other distributors. The Company applies the revenue recognition principles set forth in Securities and Exchange Commission Staff Accounting Bulletin (“SAB”) 104 “Revenue Recognition” with respect to all of its revenue. Accordingly, the Company records revenue when: (i) persuasive evidence of an arrangement exists, (ii) delivery has occurred, (iii) the sales price is fixed or determinable, and (iv) collectability of the sale is reasonably assured.

The Company recognizes revenue at the time in which it receives a confirmation that the goods were either tendered at their destination when shipped “FOB destination” or transferred to a shipping agent when shipped “FOB shipping point”. Delivery to the customer is deemed to have occurred when the customer takes title to the product. Generally, title passes to the customer upon shipment, but could occur when the customer receives the product based on the terms of the agreement with the customer.

Revenue from warehousing services is recognized when products are shipped from its warehouse at the request of its customer.

MRO INTEGRATED SOLUTIONS, LLC
NOTES TO FINANCIAL STATEMENTS
FOR THE PERIODS ENDED JUNE 29, 2007 AND JUNE 30, 2006

Revenue Reporting

On July 13, 2007, the Company entered into an agreement with a distributor whereby the Company agreed to provide warehousing services for inventory that the distributor requests the Company to buy on its behalf. In exchange for such services, the distributor has agreed to pay the Company its cost plus a fixed percentage of such cost. Further, the distributor has agreed to purchase back from the Company any inventory that it requests the Company to purchase on its behalf that the Company is unable to sell to the Company’s other customers within 12 months from the date of purchase. The term of the agreement is retroactive from January 1, 2007 to December 31, 2009. Prior to January 1, 2007, there was no formal written agreement between the Company and this distributor; however, these terms between the Company and the distributor were in effect during 2006.

The Company is recording the purchase of this inventory as its own inventory since title transfers to the Company at the time of purchase, and the Company has the right to sell the inventory to its customer base with no restrictions.

In accordance with Emerging Issues Task Force (“EITF”) 99-19, “Reporting Revenue Gross versus Net as an Agent”, the Company reports the sales to the distributor at the net amount retained because it has earned a fee rather than generating a sale of goods. During the year ended December 31, 2006, the Company transferred $102,455 of material at cost and recognized $6,491 in warehousing fees. The Company did not incur any such activity for the period from inception (April 18, 2005) to December 31, 2005. As of December 31, 2006, the Company had $18,224 of inventory on hand that the distributor had requested the Company to purchase.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. The Company evaluates all of its estimates on an on-going basis. Actual results could differ from these estimates.

Convertible Instruments

The Company evaluates and accounts for conversion options embedded in its convertible instruments in accordance with SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities” (“SFAS No. 133”) and EITF 00-19, “Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock” (“EITF 00-19”).

SFAS No. 133 generally provides three criteria that, if met, require companies to bifurcate conversion options from their host instruments and account for them as free standing derivative financial instruments in accordance with EITF 00-19. These three criteria include circumstances in which (a) the economic characteristics and risks of the embedded derivative instrument are not clearly and closely related to the economic characteristics and risks of the host contract, (b) the hybrid instrument that embodies both the embedded derivative instrument and the host contract is not remeasured at fair value under otherwise applicable generally accepted accounting principles with changes in fair value reported in earnings as they occur and (c) a separate instrument with the same terms as the embedded derivative instrument would be considered a derivative instrument subject to the requirements of SFAS No. 133. SFAS No. 133 and EITF 00-19 also provide an exception to this rule when the host instrument is deemed to be conventional (as that term is described in the implementation guidance to SFAS No. 133 and further clarified in EITF 05-2, “The Meaning of “Conventional Convertible Debt Instrument” in Issue No. 00-19).

MRO INTEGRATED SOLUTIONS, LLC
NOTES TO FINANCIAL STATEMENTS
FOR THE PERIODS ENDED JUNE 29, 2007 AND JUNE 30, 2006

The Company accounts for convertible instruments (when it has determined that the embedded conversion options should not be bifurcated from their host instruments) in accordance with the provisions of EITF 98-5, “Accounting for Convertible Securities with Beneficial Conversion Features,” (“EITF 98-5”) and EITF 00-27, “Application of EITF 98-5 to Certain Convertible Instruments.” Accordingly, the Company records when necessary discounts to convertible notes for the intrinsic value of conversion options embedded in debt instruments based upon the differences between the fair value of the underlying common stock at the commitment date of the note transaction and the effective conversion price embedded in the note. Debt discounts under these arrangements are amortized over the term of the related debt to their earliest date of redemption.

The Company evaluated the conversion option embedded in its convertible instruments during each of the reporting periods presented and has determined, in accordance with the provisions of these statements, that it does not meet the criteria requiring bifurcation of these instruments. Additionally, the Company’s conversion options, if free standing, would not be considered derivatives subject to accounting guidelines prescribed under SFAS No. 133.

The Company has evaluated the provisions of EITF 00-19-2 "Accounting for Registration Payment Arrangements", which specifies that the contingent obligation to make future payments or otherwise transfer consideration under a registration payment arrangement should be separately recognized and measured in accordance with SFAS 5, "Accounting for Contingencies." Adoption of EITF 00-19-2 is required for fiscal years beginning after December 15, 2006. The Company has determined that the provisions of EITF 00-19-2 will not have an effect on its financial statements.

Concentrations of Credit Risk

The Company believes it is not exposed to any significant credit risk with cash. The Company maintains its cash with a high credit quality financial institution. Total deposits on account at the financial institution are secured by the Federal Deposit Insurance Corporation up to $100,000.

Shipping and Handling Fees and Costs

Shipping and handling fees billed to customers are classified in net sales in the statements of operations. Shipping and handling costs are classified in cost of goods sold in the statements of operations. These costs totaled $25,494 and $793 for the year ended December 31, 2006 and for the period from inception (April 18, 2005) to December 31, 2005, respectively.

Income Taxes

The Company is not a tax paying entity for federal and state income tax purposes, and thus no income tax expense/benefit has been recorded in the financial statements. The income or loss of the Company is taxed to the members in their respective returns.

MRO INTEGRATED SOLUTIONS, LLC
NOTES TO FINANCIAL STATEMENTS
FOR THE PERIODS ENDED JUNE 29, 2007 AND JUNE 30, 2006

4.	PROPERTY AND EQUIPMENT

At December 31, 2006, property and equipment is comprised of the following:

Office furniture	$2,260
Computer equipment	36,641
Leased equipment	11,760
Total property and equipment	50,661
Less: accumulated depreciation	(13,947)
Property and equipment, net	$36,714

Depreciation expense on property and equipment amounted to $8,761 and $5,186 for the year ended December 31, 2006 and for the period from inception (April 18, 2005) to December 31, 2005, respectively.

5.	NOTES PAYABLE

On January 31, 2006, the Company entered into a $250,000 note payable bearing interest at 60% per annum, payable on demand but in no event later than January 31, 2007. The note was personally guaranteed by the President of MRO. Interest was payable on a monthly basis. The $250,000 note was paid in full by the Company on September 30, 2006. Included in accrued expenses in the accompanying balance sheet at December 31, 2006 is $38,500 of accrued and unpaid interest on this note. There are no late fees or penalties accruing on this liability.

Per Accounting Principles Board Opinion No. 21, “Interest on Receivables and Payables”, if the interest rate is deemed unreasonable, an imputed interest rate must be used to determine the present value of the note, and any discount or premium must be recognized and amortized over the life of the note. Since the note was paid back within the year, no discount or premium was recognized on this note.

6.	CONVERTIBLE NOTES PAYABLE-RELATED PARTY

On August 28, 2006, the Company entered into a 5% convertible promissory note with CCP in the amount of $150,000, payable on demand, but no later than August 28, 2011, and was convertible in whole into membership units representing 5% of the total outstanding membership units of the Company. The Company received $150,000 in gross proceeds, less $9,000 in financing costs.

On October 2, 2006, the Company received an additional $75,000 in gross proceeds from CCP, less $4,500 in financing costs. This 5% convertible promissory note was also due on demand but no later than October 2, 2011 and was convertible in whole into membership units representing 2.5% of the total outstanding membership units of the Company.

On November 15, 2006, the Company received an additional $775,000 in gross proceeds from CCP, less $46,500 in financing costs. The prior two notes were rescinded and consolidated into a new convertible note, including this borrowing, for $1,000,000. As a condition of this convertible note, the Company entered into a registration rights agreement with CCP. The agreement does not provide a liquidated damages clause.

This new convertible note payable to CCP in the amount of $1,000,000, bearing interest at 5% per annum, was payable on demand but in no event later than November 15, 2011. The note was secured by substantially all of the assets of the Company and is convertible in whole into membership units representing 33.33% of the total outstanding membership units of the Company. CCP, at its option, could convert the note at anytime on or before the maturity date. Interest is payable on a quarterly basis.

The Company has accrued and unpaid interest as of December 31, 2006 of $6,326 related to this note included in accrued expenses in the accompanying balance sheet. Interest expense related to this note was $6,326 for the year ended December 31, 2006.
On June 29, 2007, CCP converted this note, which at that time was $1,500,000 as a result of the Company borrowing an additional $500,000 from CCP on May 18, 2007, in conjunction with its acquisition of 100% of the membership units of the Company (see note 12).

MRO INTEGRATED SOLUTIONS, LLC
NOTES TO FINANCIAL STATEMENTS
FOR THE PERIODS ENDED JUNE 29, 2007 AND JUNE 30, 2006

7.	MEMBERS’ DEFICIT

        Ownership rights in the Company are reflected in Membership Units as recorded by the Company.  The Membership Units all have the same preferences, limitations and rights, including voting rights.  Initially the Company had two members holding 80% and 20% of the Membership Units outstanding. Subsequently in a private transaction, a third member was added in August 2005. As a result of this transaction, the Company had three members owning 60%, 20% and 20%, respectively. As of December 31, 2006, there were three members and 100 Membership Units outstanding.

8.	COMMITMENTS AND CONTINGENCIES

Lease Commitments

The Company has an operating facility in Shrewsbury, MA, under a four-year non-cancelable operating lease expiring on May 31, 2009. Base rent for the premises does not include real estate taxes and other operating expenses for which the Company is separately liable. Annual base rent on the premises is $56,820, payable in monthly installments of $4,735 each.

Future minimum operating lease payments at December 31, 2006 are as follows:

Year ending December 31,
2007	$56,820
2008	56,820
2009	23,675
Total	$137,315

Rent expense and related costs amounted to $70,277 and $41,923 for the year ended December 31, 2006 and for the period from inception (April 18, 2005) to December 31, 2005, respectively.

Payroll Liabilities

As of December 31, 2006, the Company has accrued $21,956 for payroll taxes, including penalties and interest, that it may owe related to payments made to individuals who provided services to the Company during the year ended December 31, 2006 and for the period from inception (April 18, 2005) to December 31, 2005.

9.	SIGNIFICANT CUSTOMERS

For the year ended December 31, 2006, the Company had two customers, which comprised approximately 47% and 33% of net sales. Accounts receivable from these customers amounted to $107,342 and $0, respectively at December 31, 2006. For the period from inception (April 18, 2005) to December 31, 2005, the Company had three customers, which comprised approximately 35%, 22% and 13% of net sales.

MRO INTEGRATED SOLUTIONS, LLC
NOTES TO FINANCIAL STATEMENTS
FOR THE PERIODS ENDED JUNE 29, 2007 AND JUNE 30, 2006
10.	OBLIGATION UNDER CAPITAL LEASE

The Company entered into a capital lease for warehouse equipment on July 26, 2006. The lease payments are $367 per month for a term of 36 months, with a bargain purchase option of $1 at the maturity of the lease, July 31, 2009. The lease carries an interest rate of 8% and is guaranteed by a member of the Company. The net carrying value of assets under this obligation was $10,584 at December 31, 2006.

As of December 31, 2006, the aggregate future minimum annual lease payments under this capital lease are as follows:

Years ending December 31,
2007	$4,408
2008	4,408
2009	2,939
Total minimum lease payments	11,755
Less: amount representing interest	(1,171)
Present value of minimum lease payments	10,584
Less: current maturity	(3,715)
Obligation under capital lease, non-current maturity	$6,869

11.	RELATED PARTY TRANSACTIONS

A relative of a member of the Company was paid $10,000 for warehouse services provided for the year ended December 31, 2006. For the year ended December 31, 2006 and for the period from inception (April 18, 2005) to December 31, 2005, $125,300 and $41,390, respectively was recorded as compensation to the members, and is included in selling, general and administrative expenses.

12.	SUBSEQUENT EVENTS

On May 18, 2007, MRO received an additional $500,000 in gross proceeds from CCP, less $15,000 in financing costs. This borrowing was combined with the previously issued $1,000,000 convertible promissory note dated November 15, 2006. The result of this borrowing was the issuance of a new promissory convertible note by MRO dated May 18, 2007, in the amount of $1,500,000, at rate of 5%, payable on demand but in no event later than May 18, 2012. The Company incurred $15,000 in financing costs in connection with this additional borrowing and is amortizing such costs over the life of the note. The note was secured by substantially all of the assets of the Company and was convertible in whole into membership units representing 50% of the total outstanding membership units of the Company. CCP, at its option, could convert the note at anytime on or before the maturity date. Interest is payable on a quarterly basis.

On June 1, 2007, the President of MRO, in a private transaction, acquired the remaining outstanding member units from the other two membership owners, becoming the sole member of MRO.

On June 13, 2007, the President and sole member of MRO (the “Seller”), and CCP entered into a sale agreement (the “Sale Agreement”) for the sale of all of the outstanding membership interests of MRO to CCP.

MRO INTEGRATED SOLUTIONS, LLC
NOTES TO FINANCIAL STATEMENTS
FOR THE PERIODS ENDED JUNE 29, 2007 AND JUNE 30, 2006

On June 29, 2007 (the “Closing Date”), the Seller completed the sale of one hundred percent (100%) of his outstanding membership interest of MRO. In consideration for such sale, CCP agreed, pursuant to arm’s length negotiations, to pay and deliver on the Closing Date a purchase price of $3 million in the form of the issuance to the Seller of 300,000 shares of CCP’s common stock at a price of $5.00 per share, and the conversion by MRO of a convertible promissory note in the amount of $1.5 million held by CCP. The $7,083 of accrued and unpaid interest was forgiven by CCP and written off against interest expense by the Company. Additionally, unamortized deferred financing fees of $67,000 were written off by the Company. Upon completion of such transactions, the Company became a wholly owned subsidiary of CCP. In addition, the Seller will remain the President of MRO.

On July 13, 2007, the Company entered into an agreement with a distributor whereby the Company agreed to provide warehousing services for inventory that the distributor requests the Company to buy on its behalf. In exchange for such services, the distributor has agreed to pay the Company its cost plus a fixed percentage of such cost. Further, the distributor has agreed to purchase back from the Company any inventory that it requests the Company to purchase on its behalf that the Company is unable to sell to the Company’s other customers within 12 months from the date of purchase. The term of the agreement is retroactive from January 1, 2007 to December 31, 2009.

On July 19, 2007, the Company, CCP and Metron Technology, Inc. (“Metron”), a Delaware corporation that supports original equipment manufacturers, semiconductor manufacturers and suppliers, entered into a purchase agreement (the “Purchase Agreement”) whereby the Company would purchase certain assets of Metron’s North American Cleanroom Consumable Products Division (“NACCPD”).

On July 23, 2007 (the “Closing Date”), MRO completed the purchase from Metron of all of the NACCPD assets. In consideration for such purchase, the Purchaser agreed, pursuant to arm’s length negotiations, to pay and deliver on the Closing Date a purchase price of $1.1 million in cash allocable to the NACCPD assets acquired.

The Company merged into MRO Integrated Solutions of Delaware, LLC on August 28, 2007. The purpose of this transaction was to effectuate a change in location of incorporation to Delaware. The Company will continue to operate under the name MRO Integrated Solutions, LLC.

MRO INTEGRATED SOLUTIONS, LLC
FINANCIAL STATEMENTS
AS OF AND FOR THE PERIOD ENDED JUNE 29, 2007AND JUNE 30, 2006

MRO INTEGRATED SOLUTIONS, LLC
FINANCIAL STATEMENTS
AS OF AND FOR THE PERIOD ENDED JUNE 29, 2007AND JUNE 30, 2006

Page Number

Balance Sheet
• As of June 29, 2007 (Unaudited)	3

Statements of Operations
• For the period ended June 29, 2007 and June 30, 2006 (Unaudited)	4

Statement of Changes in Members’ Deficit
• For the period ended June 29, 2007 (Unaudited)	5

Statements of Cash Flows
• For the period ended June 29, 2007 and June 30, 2006 (Unaudited)	6

Notes to Financial Statements (Unaudited)	7

MRO INTEGRATED SOLUTIONS, LLC
BALANCE SHEET (UNAUDITED)
June 29, 2007

ASSETS
CURRENT ASSETS
Cash	$349,409
Accounts receivable, net	210,711
Inventory	305,614
Prepaid expenses	5,005
Total current assets	870,739

Property and equipment, net	31,648
Deferred financing fees, net	67,000
Security deposit	11,713

TOTAL ASSETS	$981,100

LIABILITIES AND MEMBERS' DEFICIT
CURRENT LIABILITIES
Convertible note payable - related party	$1,500,000
Accounts payable	169,493
Accrued expenses	69,049
Current portion of capital lease obligation	3,551

Total current liabilities	1,742,093

Long-term portion of capital lease obligation	4,901

TOTAL LIABILITIES	1,746,994

COMMITMENTS AND CONTINGENCIES

MEMBERS' DEFICIT	(765,894)

TOTAL LIABILITIES AND MEMBERS' DEFICIT	$981,100

See accompanying notes

MRO INTEGRATED SOLUTIONS, LLC
STATEMENTS OF OPERATIONS (UNAUDITED)

	For the Period	For the Period
	Ended	Ended
	June 29,	June 30,
	2007	2006

Net sales	$606,237	$54,544

Cost of goods sold	511,243	51,876

GROSS PROFIT	94,994	2,668

Selling, general and administrative expenses	260,949	220,762

LOSS FROM OPERATIONS	(165,955)	(218,094)

Interest and financing expense	34,130	63,091

NET LOSS	$(200,085)	$(281,185)

3

MRO INTEGRATED SOLUTIONS, LLC
STATEMENT OF CHANGES IN MEMBERS' DEFICIT
AS OF AND FOR THE PERIOD ENDED JUNE 29, 2007 (PRIOR TO ITS ACQUISITION) AND JUNE 30, 2006

	Units	Amount

Balance - December 31, 2006	100	$(433,165)

Contributions	-	1,356

Distributions	-	(134,000)

Net loss	-	(200,085)

Balance - June 29, 2007	100	$(765,894)

See accompanying notes

4

MRO INTEGRATED SOLUTIONS, LLC
STATEMENTS OF CASH FLOWS (UNAUDITED)

	For the Period	For the Period
	Ended	Ended
	June 29,	June 30,
CASH FLOWS FROM OPERATING ACTIVITIES	2007	2006
Net loss	$(200,085)	$(281,185)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	5,066	-
Amortization of deferred financing fees	6,000	-
Changes in operating assets and liabilities:
Accounts receivable	(24,413)	(50,915)
Inventory	(176,275)	(45,635)
Prepaid expenses	2,090	-
Accounts payable	84,307	82,161
Accrued expenses	2,267	5,113

NET CASH USED IN OPERATING ACTIVITIES	(301,043)	(290,461)

CASH FLOWS FROM FINANCING ACTIVITIES
Gross proceeds from convertible notes payable - related party	500,000	-
Deferred financing fee in connection with convertible notes payable	(15,000)	-
Proceeds from notes payable	-	250,000
Contributions by member	1,356	122,612
Distributions to member	(134,000)	(68,955)
Payments of capital lease obligation	(2,132)	-

NET CASH PROVIDED BY FINANCING ACTIVITIES	350,224	303,657

NET INCREASE IN CASH	49,181	13,196

CASH - BEGINNING OF PERIOD	300,228	3,008

CASH - END OF PERIOD	$349,409	$16,204

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

Cash paid for interest	$25,864	$62,500

5

MRO INTEGRATED SOLUTIONS, LLC
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
AS OF AND FOR THE PERIOD ENDED JUNE 29, 2007AND JUNE 30, 2006

1.	ORGANIZATION AND NATURE OF BUSINESS

MRO Integrated Solutions, LLC, was incorporated as Logistics Supply Company, LLC in the State of Connecticut on April 18, 2005. On August 5, 2005, Logistics Supply Company, LLC legally changed its name to MRO Integrated Solutions, LLC. MRO Integrated Solutions, LLC merged with MRO Integrated Solutions of Delaware, LLC (“MRO” or the “Company”) on August 28, 2007 and continues to operate under the name MRO Integrated Solutions, LLC (“MRO” or the “Company”). The purpose of this transaction was to effectuate a change in location of incorporation to Delaware (see note 13).

MRO is headquartered in Shrewsbury, Massachusetts (“MA”) and purchases spare, consumable maintenance and repair parts and resells them directly to semiconductor fabrication facilities.

On June 29, 2007, MRO became a wholly owned subsidiary of Conihasset Capital Partners, Inc (“CCP”) (see note 4). These financial statements do not reflect the transactions relating to the acquisition of the Company by CCP which includes the conversion of the convertible note payable of $1,500,000 to equity, the write-off to expense of deferred financing costs of $67,000 and the write-off of accrued and unpaid interest on the convertible note payable of $7,083, which was forgiven as part of the acquisition (see notes 5 and 8).

2.	LIQUIDITY AND FINANCIAL CONDITION

The Company incurred net losses of $200,085, $504,310, and $169,741 for the period ended June 29, 2007, for the year ended December 31, 2006, and for the period from inception (April 18, 2005) to December 31, 2005, respectively. At June 29, 2007, the Company's members’ deficit amounted to $765,894, prior to the acquisition.

On June 29, 2007, the Company was acquired by CCP (see note 5).

Management believes the funds the Company expects to generate from operations, and CCP’s ability to raise additional capital, will sustain the business through June 30, 2008. In the event that the Company is required to obtain additional capital subsequent to June 30, 2008, the Company cannot provide any assurance that it will secure any commitments for new financing on acceptable terms, if at all.

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash

The Company places its cash with high quality financial institutions, which at times may exceed federal insured limits. The Company has not experienced any losses on these accounts and believes such risk is minimal.

Allowance for Doubtful Accounts

The Company sells its product throughout the United States of America. Credit is extended to customers only after an evaluation of the customer’s financial condition and generally collateral is not required. Since its inception, the Company has not had any write-offs of its trade accounts receivable. Based on historical collection activity, management determined it is not necessary to establish an allowance for doubtful accounts as of June 29, 2007.

Inventory

Inventory is stated at the lower of cost or market. Cost is determined using the first-in, first-out method. Inventory consists of semiconductor spare and consumable parts.

Deferred Financing Costs

6

MRO INTEGRATED SOLUTIONS, LLC
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
AS OF AND FOR THE PERIOD ENDED JUNE 29, 2007AND JUNE 30, 2006

Deferred Financing Costs
The Company incurred $15,000 in financing costs in connection with its entering into a convertible promissory note for the period ended June 29, 2007. In accordance with Statement of Financial Accounting Standards (“SFAS”) No. 91, “Accounting for Nonrefundable Fees and Costs Associated with Originating or Acquiring Loans and Initial Direct Costs of Leases”, the Company is amortizing these financing costs over the maximum life of the loans based on there being no understanding between the Company and the lender as to the length of time over which the loan would be outstanding. Any unamortized balance will be written-off in the event that the loans are repaid or converted prior to maturity. For the period ended June 29, 2007, the Company amortized $6,000 of deferred financing fees and had a remaining unamortized balance of $67,000.

Property and Equipment

Property and equipment are stated at cost less accumulated depreciation, and are depreciated over the estimated useful life of the related asset. Depreciation is computed by the straight line method. Equipment acquired under capital leases are depreciated over the estimated useful life of the asset. The estimated useful lives used in computing depreciation are summarized as follows:
Years of
Useful Life

Office furniture	5
Computer equipment	5
Equipment acquired under capital lease	5

Maintenance and repairs of property and equipment are charged to operations, and major improvements are capitalized. Upon retirement, sale, or other disposition of property and equipment, the costs and accumulated depreciation are eliminated from the accounts, and any resulting gain or loss is included in results of operations.

Fair Value of Financial Instruments

The fair value of financial instruments is the amount for which the instrument could be exchanged in a current transaction between willing parties. As of June 29, 2007, the carrying values of cash, accounts receivable, inventory, accounts payable, accrued expenses and convertible note payable approximated their respective fair values because of the short duration of these instruments. Additionally, it is management’s opinion that the Company is not exposed to significant interest rate or credit risks arising from these instruments

Revenue Recognition

The Company generates revenue from sales of its products to semiconductor fabrication facilities. The Company sells its products directly to third parties and to other distributors. The Company also provides warehousing services for other distributors. The Company applies the revenue recognition principles set forth in Securities and Exchange Commission Staff Accounting Bulletin (“SAB”) 104, “Revenue Recognition”, with respect to all of its revenue. Accordingly, the Company records revenue when: (i) persuasive evidence of an arrangement exists, (ii) delivery has occurred, (iii) the sales price is fixed or determinable, and (iv) collectability of the sale is reasonably assured.

The Company recognizes revenue at the time in which it receives a confirmation that the goods were either tendered at their destination when shipped “FOB destination” or transferred to a shipping agent when shipped “FOB shipping point”. Delivery to the customer is deemed to have occurred when the customer takes title to the product. Generally, title passes to the customer upon shipment, but could occur when the customer receives the product based on the terms of the agreement with the customer.

Revenue from warehousing services is recognized when products are shipped from its warehouse at the request of its customer.

7

MRO INTEGRATED SOLUTIONS, LLC
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
AS OF AND FOR THE PERIOD ENDED JUNE 29, 2007AND JUNE 30, 2006

Revenue Reporting

On July 13, 2007, the Company entered into an agreement with a distributor whereby the Company agreed to provide warehousing services for inventory that the distributor requests the Company to buy on its behalf. In exchange for such services, the distributor has agreed to pay the Company its cost plus a fixed percentage of such cost. Further, the distributor has agreed to purchase back from the Company any inventory that it requests the Company to purchase on its behalf that the Company is unable to sell to the Company’s other customers within 12 months from the date of purchase. The term of the agreement is retroactive from January 1, 2007 to December 31, 2009. Prior to January 1, 2007, there was no formal written agreement between the Company and this distributor; however, these terms between the Company and the distributor were in effect during 2006.

The Company is recording the purchase of this inventory as its own inventory since title transfers to the Company at the time of purchase, and the Company has the right to sell the inventory to its customer base with no restrictions.

In accordance with Emerging Issues Task Force (“EITF”) 99-19, “Reporting Revenue Gross versus Net as an Agent”, the Company reports the sales to the distributor at the net amount retained because it has earned a fee rather than generating a sale of goods. During the period ended June 29, 2007, the Company transferred $84,436 of material at cost and recognized $5,231 in warehousing fees. During the six months ended June 30, 2006, the Company transferred $19,930 of material at cost and recognized $1,002 in warehousing fees. As June 29, 2007, the Company had $55,891, respectively, of inventory on hand that the distributor had requested the Company to purchase.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. The Company evaluates all of its estimates on an on-going basis. Actual results could differ from these estimates.

Convertible Instruments

The Company evaluates and accounts for conversion options embedded in its convertible instruments in accordance with SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities” (“SFAS No. 133”) and EITF 00-19, “Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock” (“EITF 00-19”).

SFAS No. 133 generally provides three criteria that, if met, require companies to bifurcate conversion options from their host instruments and account for them as free standing derivative financial instruments in accordance with EITF 00-19. These three criteria include circumstances in which (a) the economic characteristics and risks of the embedded derivative instrument are not clearly and closely related to the economic characteristics and risks of the host contract, (b) the hybrid instrument that embodies both the embedded derivative instrument and the host contract is not remeasured at fair value under otherwise applicable generally accepted accounting principles with changes in fair value reported in earnings as they occur and (c) a separate instrument with the same terms as the embedded derivative instrument would be considered a derivative instrument subject to the requirements of SFAS No. 133. SFAS No. 133 and EITF 00-19 also provide an exception to this rule when the host instrument is deemed to be conventional (as that term is described in the implementation guidance to SFAS No. 133 and further clarified in EITF 05-2, “The Meaning of “Conventional Convertible Debt Instrument” in Issue No. 00-19).

The Company accounts for convertible instruments (when it has determined that the embedded conversion options should not be bifurcated from their host instruments) in accordance with the provisions of EITF 98-5, “Accounting for Convertible Securities with Beneficial Conversion Features,” (“EITF 98-5”) and EITF 00-27, “Application of EITF 98-5 to Certain Convertible Instruments.” Accordingly, the Company records when necessary discounts to convertible notes for the intrinsic value of conversion options embedded in debt instruments based upon the differences between the fair value of the underlying common stock at the commitment date of the note transaction and the effective conversion price embedded in the note. Debt discounts under these arrangements are amortized over the term of the related debt to their earliest date of redemption.

8

MRO INTEGRATED SOLUTIONS, LLC
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
AS OF AND FOR THE PERIOD ENDED JUNE 29, 2007AND JUNE 30, 2006

The Company evaluated the conversion option embedded in its convertible instruments during each of the reporting periods presented and has determined, in accordance with the provisions of these statements, that it does not meet the criteria requiring bifurcation of these instruments. Additionally, the Company’s conversion options, if free standing, would not be considered derivatives subject to accounting guidelines prescribed under SFAS No. 133.

The Company has evaluated the provisions of EITF 00-19-2 "Accounting for Registration Payment Arrangements", which specifies that the contingent obligation to make future payments or otherwise transfer consideration under a registration payment arrangement should be separately recognized and measured in accordance with SFAS 5, "Accounting for Contingencies." Adoption of EITF 00-19-2 is required for fiscal years beginning after December 15, 2006. The implementation of EITF 00-19-2 did not have an effect on the Company’s financial statements.

Concentrations of Credit Risk

The Company believes it is not exposed to any significant credit risk with cash. The Company maintains its cash with a high credit quality financial institution. Total deposits on account at the financial institution are secured by the Federal Deposit Insurance Corporation up to $100,000.

Shipping and Handling Fees and Costs

Shipping and handling fees billed to customers are classified in net sales in the statements of operations. Shipping and handling costs are classified in cost of goods sold in the statements of operations. These costs totaled $16,433 and $6,163 for periods ended June 29, 2007 and June 30, 2006, respectively.

Income Taxes

The Company is not a tax paying entity for federal and state income tax purposes, and thus no income tax expense/benefit has been recorded in the financial statements. The income or loss of the Company is taxed to the members in their respective returns.

4.	BUSINESS COMBINATIONS

On June 13, 2007, the President and sole owner of MRO (the “Seller”), and CCP entered into a sale agreement (the “Sale Agreement”) for the sale of all of the outstanding membership interests of MRO to CCP.

On June 29, 2007 (the “Closing Date”), the Seller completed the sale of one hundred percent (100%) of the outstanding membership interests of MRO. In consideration for such sale, CCP agreed, pursuant to arm’s length negotiations, to pay and deliver on the Closing Date a purchase price of $3 million in the form of the issuance to the Seller of 300,000 shares of CCP’s common stock at a price of $5.00 per share, the conversion by MRO of a convertible promissory note in the amount of $1.5 million held by CCP and the forgiving of $7,083 of accrued and unpaid interest related to this note. Additionally, unamortized deferred financing fees of $67,000 were written off to expense by the Company. Upon completion of such transactions, the Company became a wholly owned subsidiary of CCP. In addition, the Seller will remain the President of MRO.

These financial statements do not reflect the transactions relating to the acquisition of the Company by CCP.

9

MRO INTEGRATED SOLUTIONS, LLC
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
AS OF AND FOR THE PERIOD ENDED JUNE 29, 2007AND JUNE 30, 2006

5.	PROPERTY AND EQUIPMENT

At June 29, 2007, property and equipment is comprised of the following:

Office furniture	$2,260
Computer equipment	36,641
Leased equipment	11,760
Total property and equipment	50,661
Less: accumulated depreciation	(19,013)
Property and equipment, net	$31,648

Depreciation expense on property and equipment amounted to $5,066 and $0 for the periods ended June 29, 2007 and June 30, 2006, respectively.

6.	NOTE PAYABLE

On January 31, 2006, the Company entered into a $250,000 note payable bearing interest at 60% per annum, payable on demand but in no event later than January 31, 2007. The note was personally guaranteed by President of MRO. Interest was payable on a monthly basis. The $250,000 note was paid in full by the Company on September 30, 2006. Included in accrued expense in the accompanying balance sheet at June 29, 2007 is an additional $38,500 of accrued and unpaid interest on this note. There are no late fees or penalties accruing on this liability.

Per Accounting Principles Board Opinion No. 21, “Interest on Receivables and Payables”, if the interest rate is deemed unreasonable, an imputed interest rate must be used to determine the present value of the note, and any discount or premium must be recognized and amortized over the life of the note. Since the note was paid back within the year, no discount or premium was recognized on this note.

7.	CONVERTIBLE NOTES PAYABLE-RELATED PARTY

On August 28, 2006, the Company entered into a 5% convertible promissory note with CCP in the amount of $150,000, payable on demand, but no later than August 28, 2011, and was convertible in whole into membership units representing 5% of the total outstanding membership units of the Company. The Company received $150,000 in gross proceeds, less $9,000 in financing costs.

On October 2, 2006, the Company received an additional $75,000 in gross proceeds from CCP, less $4,500 in financing costs. This 5% convertible promissory note was also due on demand but no later than October 2, 2011 and was convertible in whole into membership units representing 2.5% of the total outstanding membership units of the Company.

On November 15, 2006, the Company received an additional $775,000 in gross proceeds from CCP, less $46,500 in financing costs. The prior two notes were rescinded and consolidated into a new convertible note, including this borrowing, for $1,000,000. As a condition of this convertible note, the Company entered into a registration rights agreement with CCP. The agreement does not provide a liquidated damages clause.

On May 18, 2007, the Company received an additional $500,000 from CCP. The prior $1,000,000 note was rescinded and consolidated into a new Convertible Note for $1,500,000.

This new convertible note payable to CCP in the amount of $1,500,000, bearing interest at 5% per annum, is payable on demand but in no event later than May 18, 2012. The note was secured by substantially all of the assets of the Company and was convertible in whole into membership units representing 50% of the total outstanding membership units of the Company. CCP, at its option, could convert the note at anytime on or before the maturity date. Interest is payable on a quarterly basis.

10

MRO INTEGRATED SOLUTIONS, LLC
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
AS OF AND FOR THE PERIOD ENDED JUNE 29, 2007AND JUNE 30, 2006

The Company has accrued and unpaid interest as of June 29, 2007 of $7,083 related to this note included in accrued expenses in the accompanying balance sheet. Interest expense related to this note was $19,167 for the year ended December 31, 2006.

On June 29, 2007, CCP elected to convert this $1,500,000 note into equity (see note 4), in conjunction with its acquisition of 100% of the membership units of the Company, making the Company a wholly owned subsidiary of CCP.

8.	MEMBERS’ DEFICIT

Ownership rights in the Company are reflected in Membership Units as recorded by the Company.  The Membership Units all have the same preferences, limitations and rights, including voting rights.  On June 1, 2007, the President of MRO, in a private transaction, acquired the remaining outstanding Membership Units from the other two members, becoming the sole member of MRO. As of June 29, 2007, both prior and subsequent to the acquisition of the Company by CCP, there were 100 Membership Units outstanding.

9.	COMMITMENTS AND CONTINGENCIES

Lease Commitments

The Company has an operating facility in Shrewsbury, MA, under a four-year non-cancelable operating lease expiring on May 31, 2009. Base rent for the premises does not include real estate taxes and other operating expenses for which the Company is separately liable. Annual base rent on the premises is $56,820, payable in monthly installments of $4,735 each.

Future minimum operating lease payments at June 29, 2007 are as follows:

Year ending December 31,
2007	$28,410
2008	56,820
2009	23,675
Total	$108,905

Rent expense and related costs amounted to $35,138 and $35,138 for the period ended June 29, 2007 and June 30, 2006, respectively.

Payroll Liabilities

As of June 29, 2007, the Company has accrued $23,466 for payroll taxes, including penalties and interest, that it may owe related to payments made to individuals who provided services to the Company during the year ended December 31, 2006 and for the period from inception (April 18, 2005) to December 31, 2005.

10.	SIGNIFICANT CUSTOMERS

For the period ended June 29, 2007, the Company had two customers, which comprised approximately 73% and 13% of net sales. As of June 29, 2007, accounts receivable from these customers amounted to $193,148 and $3,588, respectively. For the period ended June 30, 2006, the Company had two customers, which comprised approximately 50% and 22% of net sales.

11.	OBLIGATION UNDER CAPITAL LEASE

The Company entered into a capital lease for warehouse equipment on July 26, 2006. The lease payments are $367 per month for a term of 36 months, with a bargain purchase option of $1 at the maturity of the lease, July 31, 2009. The lease carries an interest rate of 8% and is guaranteed by a member of the Company. The net carrying value of assets under this obligation was $8,452 at June 29, 2007.

11

MRO INTEGRATED SOLUTIONS, LLC
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
AS OF AND FOR THE PERIOD ENDED JUNE 29, 2007AND JUNE 30, 2006

As of June 29, 2007, the aggregate future minimum annual lease payments under this capital lease are as follows:

Years ending December 31,
2007	$1,837
2008	4,408
2009	2,939
Total minimum lease payments	9,184
Less: amount representing interest	(732)
Present value of minimum lease payments	8,452
Less: current maturity	(4,901)
Obligations under capital lease, non-current maturity	$3,551

12.	RELATED PARTY TRANSACTIONS

Two relatives of a member of the Company were paid $3,938 and $10,000 for warehouse services provided for the period ended June 29, 2007 and June 30, 2006, respectively. For the period ended June 29, 2007 and June 30, 2006, $34,622 and $60,400, respectively, was recorded as compensation to the members, and is included in selling, general, and administrative expenses.

13.	SUBSEQUENT EVENTS

On July 13, 2007, the Company entered into an agreement with a distributor whereby the Company agreed to provide warehousing services for inventory that the distributor requests the Company to buy on its behalf. In exchange for such services, the distributor has agreed to pay the Company its cost plus a fixed percentage of such cost. Further, the distributor has agreed to purchase back from the Company any inventory that it requests the Company to purchase on its behalf that the Company is unable to sell to the Company’s other customers within 12 months from the date of purchase. The term of the agreement is retroactive from January 1, 2007 to December 31, 2009.

On July 19, 2007, the Company, CCP and Metron Technology, Inc. (“Metron”), a Delaware corporation that supports original equipment manufacturers, semiconductor manufacturers and suppliers, entered into a purchase agreement (the “Purchase Agreement”) whereby the Company would purchase certain assets of Metron’s North American Cleanroom Consumable Products Division (“NACCPD”).

On July 23, 2007 (the “Closing Date”), MRO completed the purchase from Metron of all of the NACCPD assets. In consideration for such purchase, the Purchaser agreed, pursuant to arm’s length negotiations, to pay and deliver on the Closing Date a purchase price of $1.1 million in cash allocable to the NACCPD assets acquired.

The Company merged into MRO Integrated Solutions of Delaware, LLC on August 28, 2007. The purpose of this transaction was to effectuate a change in location of incorporation to Delaware. The Company will continue to operate under the name MRO Integrated Solutions, LLC.

12

MRO INTEGRATED SOLUTIONS, LLC
FINANCIAL STATEMENTS
AS OF AND FOR THE PERIOD ENDED JUNE 29, 2007 (PRIOR TO ITS ACQUISITION) AND JUNE 30, 2006

13

(c) Shell company transaction.

Not applicable.

(d) Exhibits.

2.1	Stock Purchase Agreement dated as of June 13, 2007 by and between Conihasset Capital Partners, Inc. and Thomas J. Melina.*

* Previously Filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 17, 2007	CONIHASSET CAPITAL PARTNERS, INC.

	By:	/s/Richard D. Bailey
Richard D. Bailey
President and Chief Executive Officer